                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 28, 2007

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   333-117495                  73-1703260
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             75 Rockefeller Plaza, 27th Floor
                    New York, New York                              10019
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         (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code: (212) 445-6262

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        (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 1.01.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On February 28, 2007, the Registrant acquired substantially all of the business and assets of Facticon Inc. ("Facticon"), a Pennsylvania corporation.
Facticon is a surveillance, investigative and intelligence firm.

      The acquisition was made pursuant to a certain Asset Purchase Agreement, dated February 28, 2007 (the "Agreement"), between the Registrant and Facticon.
The aggregate purchase price paid was $2,800,000, which consisted of $1,400,000 in cash and $1,400,000 in the common stock of the Registrant and the assumption of certain liabilities (see press release).

      The shares of common stock issued in the acquisition of Facticon were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) of that Act and Regulation D promulgated thereunder, which exempts transactions by an issuer not involving any public offering.

      The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

      See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 3.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      As the Registrant has determined that Facticon is not a "Significant
Subsidiary" as defined in Regulation S-X, it does not intend to include the financial statements of Facticon within this filing.

      (d)   EXHIBITS.

      The exhibits listed in the following Exhibit Index are filed as part of this Report.

      Exhibit No.                             Description
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         10.1         Asset Purchase Agreement, dated as of February 28, 2007 by and between GlobalOptions Group, Inc. and Facticon Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2007                 GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
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                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer